                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant


Check the appropriate box:
      [ ]      Preliminary Proxy Statement
      [ ]      Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
      [X]      Definitive Proxy Statement
      [ ]      Definitive Additional Materials
      [ ]      Soliciting Material under Rule 14a-12

                                 BIOMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:

         (4)   Date Filed:

                                 BIOMERICA, INC.
                             17571 VON KARMAN AVENUE
                                IRVINE, CA 92614

                           --------------------------

                  NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 10, 2009

                           --------------------------

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the new offices of the Company, 17571 Von Karman Avenue, Irvine, California 92614 on December 10, 2009 at 10:00 a.m.

      At the meeting, you will be asked to consider and vote upon the following matters:

      1. The election of five directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election; and

      2. To consider and act upon a proposal to ratify and approve the Company's 2009 Stock Incentive Plan; and

      3. Transaction of such other business which may properly come before the annual meeting and any adjournment thereof.

      In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on October 19, 2009, as the record date for the determination of the holders of the Company's common stock, $0.08 par value entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.


                                 By Order of the Board of Directors,

                                 /s/ Zackary S. Irani
                                 -------------------------------------------
                                 ZACKARY S. IRANI, Chairman of the Board and
                                 Chief Executive Officer


Newport Beach, California
September 29, 2009

                                 BIOMERICA, INC.
                             17571 VON KARMAN AVENUE
                                IRVINE, CA 92614

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

                               GENERAL INFORMATION

      This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on December 10, 2009, at the offices of the Company, 17571 Von Karman Avenue, Irvine, California 92614 at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 2009, will be mailed on or about October 27, 2009, to each stockholder of record as of the close of business on October 19, 2009.

RECORD DATE AND OUTSTANDING SHARES

      The close of business on October 19, 2009, has been set as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of September 19, 2009, there was outstanding and entitled to vote an aggregate of approximately 6,631,039 shares of the Company's common stock, $0.08 par value per share (the "Common Stock"), held of record by approximately 884 stockholders. However, brokers and other institutions hold many shares on behalf of other beneficial owners of the Company's stock.

QUORUM

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum for the purposes of electing directors and each other item of business. The holder of each share of Common Stock held of record on the Record Date is entitled to vote on each matter to be considered at the Annual Meeting.

VOTES REQUIRED

      Directors shall be elected by a plurality of the votes cast at the meeting of stockholders. The affirmative vote of a majority of the votes properly cast is required to approve the Company's 2009 Stock Incentive Plan.

VOTING RIGHTS

      Holders of our Common Stock are entitled to one vote for each share held as of the Record Date.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

      If the stockholder or his, her or its broker marks "Abstain" on a duly submitted proxy card representing such stockholder's shares, or if the stockholders attend the Annual Meeting in person, but elect not to vote on a particular proposal or proposals, then such shares will be considered present at the meeting for purposes of determining the required quorums and will not be taken into account in determining the outcome of the election of directors or approval of the Company's 2009 Stock Incentive Plan.

      Brokers holding shares of record for customers generally are not entitled to vote on some matters unless they receive voting instructions from their customers. "Broker non-votes" are votes that could have been cast on the matter in question if the brokers had received their customers' instructions, and as to which the broker has notified the Company on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. Shares represented by brokers' non-votes (i) will be considered present at the meeting for purposes of determining the required quorums and (ii) will not be taken into account in determining the outcome of the election of directors or the approval of the Company's 2009 Stock Incentive Plan.

      All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate, for the proposal, affirmative and negative votes, abstentions and broker non-votes.

APPRAISAL RIGHTS

      Under Delaware law, stockholders are not entitled to any appraisal rights with respect to the approval of any of the proposals described in this Proxy Statement.

PERSONS MAKING THE SOLICITATION

      The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $0.08 par value (the "Common Stock"), of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

      The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

      If the Proxy is executed properly and is received by the Company prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise (i) by giving written notice of the revocation thereof to Ms. Janet Moore, Secretary, Biomerica, Inc., 17571 Von Karman Avenue, Irvine, California 92614, (ii) by attending the meeting and electing to vote in person, or (iii) by delivering a duly executed Proxy bearing a later date.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of September 29, 2009 certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 17571 Von Karman Avenue, Irvine, California 92614.

                                                   SHARES          PERCENTAGE
                                                BENEFICIALLY      BENEFICIALLY
NAME OF BENEFICIAL OWNER (1)                        OWNED             OWNED
--------------------------------------------  ----------------  ----------------

Janet Moore (2)                                    832,527            12.4%

Zackary Irani (3)                                  868,359            12.4%

Francis Capitanio (4)                              189,250             2.8%

Allen Barbieri (5)                                 150,389             2.2%

Francis R. Cano, Ph.D. (6)                         134,500             2.0%

Jane Emerson, M.D., Ph.D. (7)                       37,500               *

Joseph L. Rink (8)                                 371,556             5.6%

Keith A. Cannon  (9)                               423,275             6.4%

RKC Capital                                        541,000             8.2%

All executive officers and directors             2,212,525            29.4%
as a group (six persons) (10)

*  Less than one percent.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the ownership of the directors and executive officers as a group, is based on 6,631,039 shares outstanding as of the date of the Proxy plus the shares the named person and group has a right to acquire within 60 days thereafter pursuant to options, warrants, conversion privileges or other rights and privileges.

(2) Includes 107,750 shares underlying options exercisable by Ms. Moore at or within 60 days after the date of the Proxy; 633,777 shares owned by The Janet Moore Trust of which Janet Moore is the sole trustee; at or within 60 days after the date of the Proxy.

(3) Includes 354,833 shares underlying options and warrants exercisable by Mr. Irani at or within 60 days after the date of the Proxy.

(4) Includes 189,250 shares underlying options exercisable by Mr. Capitanio at or within 60 days after the date of the Proxy.

(5) Includes 97,500 shares underlying options and warrants exercisable by Mr. Barbieri at or within 60 days after the date of the Proxy.

(6) Includes 97,500 shares underlying options exercisable by Dr. Cano at or within 60 days after the date of the Proxy.

(7) Includes 37,500 shares underlying options exercisable by Dr. Emerson at or within 60 days after the date of the Proxy.

(8) Includes 9,000 shares underlying options/warrants exercisable by Mr. Rink at or within 60 days after the date of the Proxy. Mr. Rink's address is 1533 Monrovia Avenue, Newport Beach, CA 92663.

(9) Includes 17,333 shares underlying warrants exercisable by Mr. Cannon at or within 60 days after the date of the Proxy. Mr. Cannon's address is 3333 Tripoli Way, Oceanside, CA 92056.

(10) Includes all information set forth in footnotes (2) through (7), above.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTORS

      The Company's Bylaws give the Board of Directors ("the Board") the power to set the number of directors at no less than three (3) or more than nine (9). The size of the Company's Board is currently set at six (6) and five (5) directors are to be elected at the Annual Meeting to be held on December 10, 2009. Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominees designated by the Board or the number of directors may be reduced accordingly.

      The following table sets forth the name and current age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company. The Company does not pay a fee to any third party to identify potential nominees. The Board has not received recommended nominees from a stockholder.

NAME                              AGE         DIRECTOR SINCE                POSITIONS HELD
----                              ---         --------------                --------------
Zackary Irani                     43               1997                Chairman of the Board and
                                                                        Chief Executive Officer

Janet Moore                       58               1997           Secretary, Chief Financial Officer,
                                                                          Treasurer, Director

Allen Barbieri                    51               1999           Director, Audit Committee Chairman,
                                                                   Member of Compensation Committee

Francis R. Cano, Ph.D.            62               1999          Director, Member of Audit Committee,
                                                                   Member of Compensation Committee

Jane Emerson, M.D., Ph.D.         55               2007                        Director

      Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive Officer since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development. He has been an employee of the Company since 1986. During fiscal 2008 and 2009, Mr. Irani also served as Chairman of the Board of Lancer Orthodontics, Inc. and served as Lancer's Chief Executive Officer from April 1997 until April 2004.

      Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Treasurer since 1985. She has served as the Company's Chief Financial Officer since 1999 and has been an employee of the Company since 1976. During fiscal 2008 and through September 29, 2008, Ms. Moore also served as a director and Secretary of Lancer Orthodontics, Inc.

      Francis R. Cano, Ph.D., has served as a Director of the Company since June 1999. Dr. Cano is currently the managing director of a biotechnology consulting business, which he founded, and which is focused on vaccines and immunotherapeutics. He co-founded Aviron in 1993 and served as the President and Chief Operating Officer. The Company developed an intranasal flu vaccine and was acquired by MedImmune in 2002 for $1.2 billion. From 1972-1993 Dr. Cano held various scientific/management positions with American Cyanamid, the last of which was as Vice President-General Manager of the Lederle-Praxis Biological Division. During fiscal 2008 and through September 29, 2008, Dr. Cano also served on the board of Lancer Orthodontics, Inc., and currently serves on the board of Arbor Vita Corporation.

      Mr. Allen Barbieri has served as a Director of the Company since October 1999. Since April 2004 Mr. Barbieri has served as part-time, Chief Executive Officer of Lancer Orthodontics, Inc. and from 1999 until the present time, Mr. Barbieri has also worked as a private investor. From 1998 to 1999, he served as President and Chief Financial Officer of Buy.com. From 1994 until 1998 Mr. Barbieri was President and Chief Executive Officer of Pacific National Bank. During fiscal 2008 and 2009 Mr. Barbieri served, and is currently serving as a director of Lancer Orthodontics, Inc.

      Dr. Emerson has served as a director of the Company since April 2007. Since July 1, 2009 Dr. Emerson has served as Chief of Clinical Pathology at the USC Keck School of Medicine, Los Angeles, California. From 1994 to 2009 Dr. Emerson served as Chief, Division of Chemical Pathology for the University of California, Irvine. From 2000 to 2009 she also served as the Chief of Clinical Pathology and from 2004 to 2009 as a Clinical Professor for the University of California, Irvine. From 2005 to 2009 Dr. Emerson served as Vice Chair for Clinical Programs, Department of Pathology and Laboratory Medicine for the University of California, Irvine.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

      The Board of Directors regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Board utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Committee through current directors, professional search firms, stockholders or other persons.

      Once the Board has identified a prospective nominee, the Board will evaluate the prospective nominee in the context of the then current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Board seeks to identify nominees who possess a diligent range of experience, skills, areas of expertise, industry knowledge and business judgment. Successful nominees should have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Board does not evaluate stockholder nominees differently than any other nominee.

      Our Board will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading "Stockholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.

EXECUTIVE OFFICERS

      Mr. Francis Capitanio, age 65, has served as the President of the diagnostics division of Biomerica since July 10, 2000. Mr. Capitanio was President and Chief Executive Officer of Kalisto Biologicals, Inc. from 1997 until 2000. From 1980 until 1996, he was President and Chief Executive Officer of Diatech Diagnostics.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      The Board of Directors has a standing Audit and Compensation Committee. The Board of Directors held 2 meetings during the year ended May 31, 2009 and acted by unanimous written consent 6 times. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served during the year ended May 31, 2009.

COMPENSATION COMMITTEE

      The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. The specific duties of the Compensation Committee include, among other matters: reviewing and approving executive compensation; evaluating our executive officers' performance; setting the compensation levels of our executive officers; setting our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs. During fiscal 2009 the compensation committee was comprised of Mr. Allen Barbieri and Dr. Francis Cano. One compensation committee meeting was held during the fiscal year ended May 31, 2009.

AUDIT COMMITTEE

      The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at the Company's expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

      The Audit Committee met one time during fiscal 2009. The members of the Audit Committee are Mr. Barbieri and Dr. Cano. The Board of Directors determined that Mr. Barbieri qualifies as an "audit committee financial expert" and that each member of the Audit Committee is financially literate.

DIRECTOR INDEPENDENCE

      The Board reviews the independence of each director when he/she is elected to the board and monitors such on a continual basis. The Board considers the transactions and relationships between each member and the Company in determining independence. The Board judges independence based on the definition of Director Independence as defined by FINRA Rule 4200(a)(15). Based upon that review the Board affirmatively determined that Allen Barbieri, Dr. Cano and Dr. Emerson are considered "independent" with respect to FINRA'S definition of such.

REPORT OF THE AUDIT COMMITTEE

The information in this Report of the Audit Committee Report is not deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission.

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee. The Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

      The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their understanding of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 31, 2009 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors, PKF, Certified Public Accountants, a Professional Corporation.

/s/ Francis R. Cano                /s/ Allen Barbieri
------------------------           ------------------------

EXECUTIVE COMPENSATION

      The following table sets forth the total compensation earned by all executive officers of the company for the fiscal years ended May 31, 2009 and 2008.

                                                       EXECUTIVE COMPENSATION

                                                     SUMMARY COMPENSATION TABLE

------------------------ ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
  Name and Principal      Year   Salary ($)  Bonus ($)  Stock      Option    Non Equity       Non-        All Other     Total ($)
       Position                                         Awards     Awards    Incentive     qualified      Compen-
                                                         ($)       ($)(4)       Plan        Deferred       sation
                                                                               Compen-       Compen-         ($)
                                                                               sation        sation
                                                                                ($)         Earnings
------------------------ ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
Zackary Irani Chairman    2009    105,000       -0-      -0-       7,832        -0-            -0-           -0-         112,832(1)
& Chief Executive        ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
Officer                   2008    105,000     28,821     -0-       6,083        -0-            -0-           -0-         139,904
------------------------ ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
Francis Capitanio         2009    124,957     10,000     -0-       4,540        -0-            -0-           -0-         139,497(2)
President                ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
                          2008    124,989      3,821     -0-       4,055        -0-            -0-           -0-         132,865
------------------------ ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
Janet Moore               2009     85,836     12,189     -0-       4,556        -0-            -0-           -0-         102,581(3)
Chief Financial          ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------
Officer, Treasurer &      2008     84,410      3,821     -0-       2,757        -0-            -0-           -0-          90,988
Secretary
------------------------ ------ ----------- ---------- -------- ----------- ------------ -------------- ------------ ---------------

Not included in the above amounts were the following:

(1) In fiscal 2009 Zackary Irani was paid $33,822 for payment toward his accrued wages payable. In fiscal 2009 Mr. Irani's portion of the Management Incentive bonus was $2,189, which he declined to accept.

(2) Mr. Capitanio's portion of the Management Incentive for fiscal 2009 was $2,189, which he declined to accept.

(3) In fiscal 2009 Janet Moore was paid $34,846 for payment toward her accrued wages payable.

(4) For additional information as to the assumptions made in valuation, see Note 14 to the Company's audited financial statements filed with the SEC in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2009.

                                            OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

------------------- ------------------------------------------------------------------ ---------------------------------------------
       Name                                    Option Awards                                           Stock Awards
------------------- ------------------------------------------------------------------ ---------------------------------------------
                      Number of      Number of       Equity       Option     Option     Number     Market    Equity       Equity
                     Securities     Securities      Incentive    Exercise  Expiration    of        Value    Incentive   Incentive
                     Underlying     Underlying     Plan Awards:   Price       Date      Shares      of        Plan        Plan
                     Unexercised    Unexercised     Number of      ($)                   or        Shares    Awards:     Awards:
                     Options (#)    Options (#)    Securities                           Units       or      Number of   Market or
                     Exercisable   Unexercisable   Underlying                            of        Units    Unearned     Payout
                                                   Unexercised                          Stock       of      Shares,     Value of
                                                    Unearned                             That      Stock    Units or    Unearned
                                                     Options                             Have      That      Other       Shares,
                                                                                          Not      Have      Rights      Units or
                                                                                        Vested      Not     That Have     Other
                                                                                          (#)     Vested    Not Vested  Rights That
                                                                                                    ($)        (#)        Have Not
                                                                                                                        Vested ($)
------------------- ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         50,000          -0-           -0-         .53     6-3-10         -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                        200,000          -0-           -0-         .40     5-31-11        -0-       -0-        -0-          -0-
  Zackary Irani     ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         75,000          -0-           -0-         .80     5-31-12        -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         12,500        37,500          -0-         .60     3-30-14        -0-       -0-        -0-          -0-
------------------- ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         25,000          -0-           -0-         .28     4-5-10         -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         36,000          -0-           -0-         .53     6-3-10         -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
 Francis Capitanio       72,000          -0-           -0-         .40     5-31-11        -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         50,000          -0-           -0-         .80     5-31-12        -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                          6,250         18,750         -0-         .60     3-30-14        -0-       -0-        -0-          -0-
------------------- ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         25,000          -0-           -0-         .53     6-3-10         -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         40,000          -0-           -0-         .40     5-31-11        -0-       -0-        -0-          -0-
   Janet Moore      ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                         34,000          -0-           -0-         .80     5-31-12        -0-       -0-        -0-          -0-
                    ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------
                          8,750         26,250         -0-         .60     3-30-14        -0-       -0-        -0-          -0-
------------------- ------------- --------------- ------------- --------- ------------ --------- --------- ----------- -------------

COMPENSATION OF DIRECTORS

      Although not prohibited by the Company's Bylaws, directors receive no direct payment for their services as directors, but they have been, and may in the future be, granted options to purchase the Company's securities. The compensation of directors is subject to review and adjustment from time to time by the Board of Directors.

      The following table presents the compensation of Non-Employee Directors for the fiscal year ended May 31, 2009. As indicated below, during fiscal 2009 the Non-Employee Directors' compensation consisted of a stock option award.

                                                      DIRECTOR COMPENSATION

----------------------------- ---------- ---------- ----------- ----------------- --------------- ------------------ -----------
            Name                 Fees       Stock      Option       Non-Equity       Change in         All Other        Total
                                Earned      Awards     Awards     Incentive Plan   Pension Value     Compensation        ($)
                                or Paid      ($)        ($)        Compensation         and               ($)
                                in Cash                 (1)             ($)        Nonqualified
                                  ($)                                                Deferred
                                                                                   Compensation
                                                                                     Earnings
----------------------------- ---------- ---------- ----------- ----------------- --------------- ------------------ -----------
Allen Barbieri                    -0-        -0-       4,901            -0-             -0-               -0-            -0-
----------------------------- ---------- ---------- ----------- ----------------- --------------- ------------------ -----------
Francis Cano, Ph.D                -0-        -0-       4,901            -0-             -0-               -0-            -0-
----------------------------- ---------- ---------- ----------- ----------------- --------------- ------------------ -----------
Jane Emerson, M.D., Ph.D.         -0-        -0-       4,819            -0-             -0-               -0-            -0-
----------------------------- ---------- ---------- ----------- ----------------- --------------- ------------------ -----------
John Roehm                        -0-        -0-       6,312            -0-             -0-               -0-            -0-
----------------------------- ---------- ---------- ----------- ----------------- --------------- ------------------ -----------

(1) Represents the amount expensed in fiscal 2009 for options that vested in fiscal 2009. In fiscal 2009 each outside director received a stock option to purchase 25,000 shares which vest over a three year period.


SECTION 16(A) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 2009, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

NOTES PAYABLE - SHAREHOLDER

      In March 2004 the Company signed a note payable for the principal and interest due at that time of $313,318 and agreed to a forbearance of any payments for the length of the agreement. The note payable was secured by all the Company's assets except for the Lancer common stock owned by Biomerica. The note was due September 1, 2004. On March 9, 2007 the Company entered into an additional agreement entitled "Second Amendment of the Note, Loan and Modification Agreement" which was filed as an exhibit to a Form 10-QSB on April 16, 2007. The agreement called for payment of overdue principal by August 31, 2007, agreement by Janet Moore to enter into a Commercial Subordination Agreement, pledge of additional collateral to Janet Moore (all of which is subordinate to the Commercial Bank of California) and the reduction of the shareholder note through payments of $3,500 or (depending on certain quarterly results of the Company) $2,000 per month. As of May 31, 2009 and 2008 there were $0 and $95,936 payable on the shareholder note.

      During 2009 and 2008, the Company incurred $1,227 and $10,973, respectively, in interest expense related to the shareholder note.

RENT EXPENSE

      The Company was operating on a month-to-month agreement during fiscal 2009 while it explored various leasing options. (On June 18, 2009, the Company entered into an agreement to lease a building from an unrelated party in Irvine, California, commencing September 1, 2009 and ending August 31, 2016.) The facilities are leased from the trusts of Mrs. Ilse Sultanian, Ms. Janet Moore (an officer and director of the Company), Ms. Jennifer Irani and Ms. Susan Irani, some of whom are shareholders of the Company. Management believes there would be no significant difference in the terms of the property rental if the Company was renting from a third party. Total gross rent expense for this facility was approximately $168,000 during the years ended May 31, 2009 and 2008, respectively.

ACCRUED COMPENSATION

      During fiscal 2002-2005, two officers, Janet Moore and Zackary Irani, who are also directors and shareholders of the Company, agreed to defer payment of all or a portion of their salaries. At May 31, 2009 and May 31, 2008 approximately $166,768 and $240,118, respectively, of deferred officer's salary is included in accrued compensation in the accompanying consolidated financial statements. As of March 1, 2007 the Company began accruing interest at the rate of 8% per year. During October 2008 the interest rate was reduced to 4%. For the years ended May 31, 2009 and 2008, $20,187 and $20,299 in interest expense was incurred, respectively.

      Included in accrued compensation as of May 31, 2009 is vacation accrual of $189,916 and $171,998, respectively. Of this, approximately $121,000 is due to the former chief executive officer's estate. The Company is disputing the validity of this claim.

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

      The Board of Directors reviews, approves and/or ratifies all transactions involving related persons. The purpose of the review is to determine that such transactions are conducted on terms not materially less favorable to the Company than what would be usual and customary in transactions between unrelated persons and, in the case of transactions involving Directors, to determine whether such transactions affect the independence of a Director in accordance with the relevant rules and standards issued by the Securities and Exchange Commission.

PROPOSAL NO. 2: APPROVAL OF THE COMPANY'S 2009 STOCK INCENTIVE PLAN

      On September 23, 2009, the Board of Directors of the Company adopted the Company's 2009 Stock Incentive Plan (the "Plan") for 500,000 options, subject to stockholder approval. The Board of Directors believes that the interests of the Company and its stockholders will be best served by approving the Plan. The Company's 1999 Stock Incentive Plan expired in August 2009 and therefore no additional options may be granted under that plan (existing options may, however, still be exercised). The Board believes the Plan will enhance the Company's ability to recruit and maintain qualified management and personnel by including stock options as part of compensation packages. Options provide an incentive to employees to contribute to the success of the Company which would provide a benefit to employees as well as to the shareholders. In addition, it conserves cash flow by having part of an employee's compensation in the form of options. The following summary description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit A.

      PURPOSE. The Plan is intended to provide incentive to employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

      ADMINISTRATION. The Plan will be administered by the Company's Board of Directors or a committee of the Board of Directors (the "Stock Option Committee") which may be established by the Board. Any such Stock Option Committee will at all times be composed of "non-employee directors".

      No member of the Stock Option Committee will vote on any matter affecting his or her own compensation with respect to awards under the Plan.

      TYPES OF AWARDS. The Company's Plan provides for the grant of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are not intended to qualify under Section 422 of the Code ("NQSOs"; collectively with ISOs, "Options"). The Plan also authorizes the award of shares of restricted Common Stock ("Restricted Stock").

      TERMS AND CONDITIONS OF AWARDS. Options granted under the Plan will vest and become exercisable as determined by the Stock Option Committee or the Board of Directors. Awards will be subject to the terms and restrictions of the awards made by the Stock Option Committee or the Board of Directors. Option and award recipients shall enter into a written stock option agreement with the Company. The Stock Option Committee or the Board of Directors has discretionary authority to select participants from among eligible persons and to determine, at the time an Option or award is granted, when and in what increments shares covered by the Option or award will vest and may be purchased. In the case of an Option, the Stock Option Committee or the Board of Directors also has the discretionary authority to determine, at the time such Option is granted, whether the Option is intended to be an ISO or a NQSO, provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum exercise period of ten (10) years (five (5) years in the case of a grantee who holds more than 10% of the outstanding Common Stock). Fair market value is determined by the Board of Directors or the Stock Option Committee in good faith, for which the Board or Committee may refer to the price at which the shares traded at the close of business on the date of valuation as quoted on Yahoo.Finance.com Such determination will be conclusive and binding on all persons.

      ELIGIBLE PERSONS. Officers, directors and employees of the Company and other persons expected to provide bona fide services to the Company are eligible to participate in the Plan. ISOs may be granted to the officers and employees of the Company. NQSOs and other awards may be granted to the directors, officers, employees, agents and consultants of the Company or any of its subsidiaries.

      Under current law, ISOs may not be granted to any director or consultant of the Company who is not an employee.

      SHARES SUBJECT TO THE PLAN. Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Plan authorizes the grant of Options to purchase up to Five Hundred Thousand (500,000) shares of the Company's Common Stock.

      TERM OF THE PLAN. Unless previously terminated by the Board of Directors, the Plan will terminate on September 23, 2019, and no options may be granted under the Plan thereafter, but existing options will remain in effect until the options are exercised or terminated by their terms.

      TERM OF OPTIONS. Each stock option must terminate no more than ten (10) years from the date it is granted (or five (5) years in the case of ISOs granted to an employee who is deemed to own in excess of ten percent (10%) of the combined voting power of the Company's outstanding equity stock). Stock options may be granted on terms providing for exercise either in whole or in part at any time or times during their restrictive terms, or only in specified percentages at the stated time periods or intervals during the term of the stock option.

      OPTION EXERCISE. The exercise price of any stock option granted under the Plan is payable in full in cash. The Company may provide for other payment mechanisms, including making loans available to option holders to exercise stock options evidenced by a promissory note executed by the option holder, which notes may, but are not required to be secured by a pledge of Common Stock issued upon exercise of the option.

      AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, without affecting any outstanding stock options, from time to time revise or amend the Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stockholder approval, increase the number of shares subject to the Plan

      COMMON STOCK. The Common Stock reserved for issuance under the Plan is currently traded Over-the-Counter under the symbol BMRA.OB. The closing per share market value of the Common Stock on September 23, 2009 (the date of the adoption of the Plan by the Board of Directors) was $0.41. Based on this valuation, the Five Hundred Thousand (500,000) shares reserved for issuance under the Plan have an aggregate market value of two hundred five thousand dollars ($205,000).

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

      INCENTIVE STOCK OPTIONS. A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the option holder's income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the option holder's "alternative minimum tax" under the Internal Revenue Code of 1986, as amended (the "Code").

      If an option holder does not dispose of such shares of Common Stock within two (2) years after the ISO was granted or one (1) year after the ISO was exercised, whichever is later (any such disposition, a "disqualifying event"), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

      If an option holder makes a "disqualifying disposition," the option holder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the option holder on the disposition of such Common Stock minus the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder. If a sale is a disqualifying disposition, the option holder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an option holder's hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

      NON-QUALIFIED STOCK OPTIONS. No income is realized by an option holder upon the grant of an NQSO with an exercise price equal to at least the fair market value of the underlying common stock on the date of the grant. Upon the exercise of an NQSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Upon subsequent sales of Common Stock received upon exercise of NQSO's, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the option holder's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

      RESTRICTED STOCK. Generally, a participant who has been awarded Restricted Stock will not realize taxable income at the time of the award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to the Company) an election under Section 83(b) of the Code no later than thirty
(30) days after the issuance date. When the restrictions on the Restricted Stock lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2009 STOCK INCENTIVE PLAN.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      It is expected that a representative of the independent registered public accounting firm of PKF, Certified Public Accountants, a Professional Corporation, the Company's auditor for the fiscal years ended May 31, 2009 and 2008, and for the current fiscal year, will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

AUDIT FEES

The aggregate fees billed for professional services by PKF in 2009 and 2008 were as follows:

                                    2009             2008
                                    ----             ----

Audit fees                        $72,182(1)      $58,198(2)
Audit related fees                     --              --
Tax fees                            6,043           9,874
ALL OTHER FEES                        784           3,792
-------------------------------------------------------------
Total                             $79,009         $71,864

      (1)   Also includes fees to be billed in fiscal 2010 for fiscal 2009.
      (2)   Also includes fees to be billed in fiscal 2009 for fiscal 2008.

      Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the audit of our subsidiary's financial statements, the reviews of the financial statements included in our Forms 10-Q and for any other services that are normally provided by PKF in connection with our statutory and regulatory filings or engagements.

      Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and the financial statements of our subsidiary that were not otherwise included in Audit Fees.

      Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

      All Other Fees consist of the aggregate fees billed for products and services provided by PKF and not otherwise included in Audit Fees, Audit Related fees or Tax Fees.

      The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

OTHER BUSINESS

      Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

      Our Board of Directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The annual meeting of stockholders held on December 3, 2008 was attended by all of our incumbent directors.

ANNUAL REPORT

      The Annual Report to Stockholders and Form 10-K covering the Company's fiscal year ended May 31, 2009 are being mailed to stockholders with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of the Proxy.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board, a committee or a director c/o Corporate Secretary, Biomerica Inc., 17571 Von Karman Avenue, Irvine, California 92614. All communications will be compiled by our corporate Secretary and forwarded to the Board of Directors, the committee or the director accordingly.

CORPORATE GOVERNANCE

      The Company's Corporate Governance Policy, and its Policy on Business Conduct and Ethics ("Ethics Policy") for all directors, officers and employees of the Company, including executive officers, are available on the Company's web site at WWW.BIOMERICA.COM . Stockholders may also obtain free of charge printed copies of this policy by writing to the Secretary of the Company at the Company's headquarters.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Any eligible stockholder who desires to have a proposal considered for inclusion in our 2010 proxy solicitation materials, including director nominations, must cause their proposals to be received in writing by our Secretary at 17571 Von Karman Avenue, Irvine, California 92614 no later than May 30, 2010. The Board of Directors will review new proposals from eligible stockholders if they are received in writing by May 30, 2010. Proposals must be submitted in accordance with our bylaws and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

      Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the stockholder's name and address, as they appear on our records, (c) the class and number of shares which the stockholder beneficially owns, (d) any material interest of the stockholder in the business requested to be brought before the meeting and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal.

      A stockholder's notice to the Secretary regarding a nomination for the election of directors must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of the stockholder, as they appear on our records, and (ii) the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

      Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

                                             By Order of the Board of Directors,

                                                           /s/ ZACKARY S. IRANI,
                                                           ---------------------
                                            Chairman and Chief Executive Officer

Newport Beach, California
September 29, 2009

                                    EXHIBIT A

                                 BIOMERICA, INC.

                            2009 STOCK INCENTIVE PLAN

ARTICLE 1.  INTRODUCTION.

      The Plan was adopted by the Board effective September 23, 2009. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2.  ADMINISTRATION.

      2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Board of Directors of the Company, provided the Board may delegate administration of the Plan to a Committee consisting exclusively of two or more Outside Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

            (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

            (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

      2.2 COMMITTEE RESPONSIBILITIES. The Board (or the Committee, if applicable) shall (a) review management's recommendation as to the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Board and Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Board's and Committee's determinations under the Plan shall be final and binding on all persons.

      2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act or covered employees under Section 162(m)(3) of the Code, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

      3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed FIVE HUNDRED THOUSAND (500,000). The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 9.

      3.2 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for the grant of NSOs and Restricted Shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

ARTICLE 4.  ELIGIBILITY.

      4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs and Restricted Shares.

      4.2 INCENTIVE STOCK OPTIONS. Only Employees who are employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

ARTICLE 5.  OPTIONS.

      5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

      5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 9.

      5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

      5.4 VESTING, EXERCISABILITY AND TERM. Unless otherwise provided in the Stock Option Agreement, an Optionee's right to exercise the Option shall vest pro rata over a period of three (3) years with 25% of the Option vesting on the date of grant, and 25% of the Option vesting on each of the first, second and third anniversaries of the date of grant. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

      5.5 EFFECT OF CHANGE IN CONTROL. Notwithstanding Section 5.4 above, each Option shall automatically fully vest (e.g., become exercisable) as to all or part of the Common Shares subject to such Option in the event that a Change in Control (as defined in Section 14.4 below) occurs with respect to the Company, subject to the following limitations.

      5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board or the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out the vested portion of an Option previously granted, in either case at such time and based upon such terms and conditions as the Board or the Committee shall establish.

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ARTICLE 6.  PAYMENT FOR OPTION SHARES.

      6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

            (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

            (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

      6.2 EXERCISE/SALE. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

      6.3 EXERCISE/PLEDGE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

      6.4 PROMISSORY NOTE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note, which may include a security interest in the shares issued under the Option. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

      6.5 OTHER FORMS OF PAYMENT. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.

      7.1 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall become exercisable in full in the event of:

            (a) the termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 70; or

            (b) a Change in Control (as defined in Section 15.4 below) with respect to the Company, except as provided in the next following sentence.

      7.2 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

      7.3 TERM. Unless otherwise provided in the Stock Option Agreement, all NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 3 months after the termination of such Outside Director's service for any reason other than death, total and permanent disability or retirement at or after age 70 or
(c) the date 12 months after the termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 70.

      7.4 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, including that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

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ARTICLE 8.  RESTRICTED SHARES.

      8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

      8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Board or the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

      8.3 VESTING CONDITIONS. Unless otherwise provided in the Restricted Stock Agreement, the Restricted Shares shall vest pro rata over a period of three (3) years with 25% of the Restricted Shares vesting on the date of grant, and 25% of the Restricted Shares vesting on each of the first, second and third anniversaries of the date of grant. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. All Restricted Shares shall become vested in the event that a Change in Control (as defined in Section 15.4) occurs with respect to the Company, except as provided in the next following sentence.

      8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.

ARTICLE 9.  PROTECTION AGAINST DILUTION.

      9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Board of the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the limitations set forth in Section 5.2, (c) the number of Common Shares covered by each outstanding Option or (d) the Exercise Price under each outstanding Option. Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

      9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may, but is not required to, provide for one or more of the following: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 10. AWARDS UNDER OTHER PLANS.

      The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under
Article 3.

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ARTICLE 11. LIMITATION ON RIGHTS.

      11.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

      11.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      11.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 12. WITHHOLDING TAXES.

      12.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

ARTICLE 13. FUTURE OF THE PLAN.

      13.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective upon approval of the Plan by the Company's stockholders (expected to be obtained on or about December 10, 2009). The Plan shall remain in effect until September 23, 2019, unless earlier terminated under Section 13.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of
(a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under
Article 3 which was approved by the Company's stockholders.

      13.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 14. DEFINITIONS.

      14.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      14.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

      14.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

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

      14.4 "CHANGE IN CONTROL" shall mean:

            (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

            (b) the sale, transfer or other disposition of all or substantially all of the Company's assets;

            (c) a change in the identity of a majority of the members of the Company's Board of Directors that becomes effective on a single date (provided, however, that the appointments of new directors upon the deaths or resignations of directors by the remaining directors then in office shall not constitute a change in identity with respect to such departed director); or

            (d) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      14.5 "CODE" means the Internal Revenue Code of 1986, as amended.

      14.6 "COMMITTEE" means a committee of the Board, as described in Article
2.

      14.7 "COMMON SHARE" means one share of the common stock of the Company.

      14.8 "COMPANY" means Biomerica, Inc., a Delaware corporation.

      14.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

      14.10 "EMPLOYEE" means an employee of the Company, a Parent, a Subsidiary or an Affiliate.

      14.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      14.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      14.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Board or the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      14.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

      14.15 "NSO" means a stock option not described in sections 422 of the Code.

      14.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

      14.17 "OPTIONEE" means an individual or estate who holds an Option.

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

      14.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

      14.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      14.20 "PARTICIPANT" means an individual or estate who holds an Award.

      14.21 "PLAN: means this Biomerica, Inc. 2009 Stock Incentive Plan, as amended from time to time.

      14.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

      14.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

      14.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

      14.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 15. EXECUTION.

      To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

            BIOMERICA, INC.

            By:
                --------------------------------

            Name:
                  ------------------------------

            Title:
                   -----------------------------

Date approved by Board of Directors: September 23, 2009
                                     ------------------

Date Approved by Shareholders:
                               -------------------------------


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